                                                                    Exhibit 99.1

                         Form 3 Joint Filer Information

 Name:                                 Stone Lion Capital Partners L.P.

 Address:                              555 Fifth Avenue, 18th Floor
                                       New York, NY 10017

 Designated Filer:                     Stone Lion Capital Partners L.P.

 Issuer & Ticker Symbol:               Gleacher & Company, Inc. (GLCH)

 Date of Event Requiring Signature:    06/05/2014

 Name:                                 SL Capital Partners LLC

 Address:                              c/o Stone Lion Capital Partners L.P.
                                       555 Fifth Avenue, 18th Floor
                                       New York, NY 10017

 Designated Filer:                     Stone Lion Capital Partners L.P.

 Issuer & Ticker Symbol:               Gleacher & Company, Inc. (GLCH)

 Date of Event Requiring Signature:    06/05/2014

 Name:                                 Stone Lion Capital LLC

 Address:                              c/o Stone Lion Capital Partners L.P.
                                       555 Fifth Avenue, 18th Floor
                                       New York, NY 10017

 Designated Filer:                     Stone Lion Capital Partners L.P.

 Issuer & Ticker Symbol:               Gleacher & Company, Inc. (GLCH)

 Date of Event Requiring Signature:    06/05/2014

 Name:                                 HHLF L.P.

 Address:                              c/o Stone Lion Capital Partners L.P.
                                       555 Fifth Avenue, 18th Floor
                                       New York, NY 10017

 Designated Filer:                     Stone Lion Capital Partners L.P.

 Issuer & Ticker Symbol:               Gleacher & Company, Inc. (GLCH)

 Date of Event Requiring Signature:    06/05/2014

 Name:                                 LLSM L.P.

 Address:                              c/o Stone Lion Capital Partners L.P.
                                       555 Fifth Avenue, 18th Floor
                                       New York, NY 10017

 Designated Filer:                     Stone Lion Capital Partners L.P.

 Issuer & Ticker Symbol:               Gleacher & Company, Inc. (GLCH)

 Date of Event Requiring Signature:    06/05/2014

 Name:                                 Permal Stone Lion Fund Ltd.

 Address:                              c/o Stone Lion Capital Partners L.P.
                                       555 Fifth Avenue, 18th Floor
                                       New York, NY 10017

 Designated Filer:                     Stone Lion Capital Partners L.P.

 Issuer & Ticker Symbol:               Gleacher & Company, Inc. (GLCH)

 Date of Event Requiring Signature:    06/05/2014

 Name:                                 SL Liquidation Fund L.P.

 Address:                              c/o Stone Lion Capital Partners L.P.
                                       555 Fifth Avenue, 18th Floor
                                       New York, NY 10017

 Designated Filer:                     Stone Lion Capital Partners L.P.

 Issuer & Ticker Symbol:               Gleacher & Company, Inc. (GLCH)

 Date of Event Requiring Signature:    06/05/2014

 Name:                                 Gregory A. Hanley

 Address:                              c/o Stone Lion Capital Partners L.P.
                                       555 Fifth Avenue, 18th Floor
                                       New York, NY 10017

 Designated Filer:                     Stone Lion Capital Partners L.P.

 Issuer & Ticker Symbol:               Gleacher & Company, Inc. (GLCH)

 Date of Event Requiring Signature:    06/05/2014

 Name:                                 Alan J. Mintz

 Address:                              c/o Stone Lion Capital Partners L.P.
                                       555 Fifth Avenue, 18th Floor
                                       New York, NY 10017

 Designated Filer:                     Stone Lion Capital Partners L.P.

 Issuer & Ticker Symbol:               Gleacher & Company, Inc. (GLCH)

 Date of Event Requiring Signature:    06/05/2014